Exhibit 19



                                                 Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              11/30/01
         Distribution Date                                                                                      12/17/01

         Principal Receivables                                                FCFMOTA                           Investor
         ---------------------                                                -------                           --------


         Beginning Principal Receivables                             $4,724,757,088.70                 $5,000,000,000.00
           Current Floating Allocation Pct.                               48.58483400%                      51.41516600%

         Total Adj. Principal Collections                            $2,755,148,343.94                 $2,915,651,253.26
         Principal Reduction - Removed Accts                                     $0.00

         Principal Default Amounts                                               $0.00                             $0.00
           As a Percentage of Collections                                  0.00000000%                       0.00000000%

         Monthly Principal Amortized                                                                               $0.00

         Ending Principal Receivables                                $4,323,467,887.70                 $5,000,000,000.00
           New Floating Allocation Pct.                                   46.37188587%                      53.62811413%

                                                                               FCFMOTA                          Investor
         Interest Collections                                                  -------                          --------
         --------------------

           Total Interest Collections                                   $31,433,034.15                    $33,264,185.42


         Early Amortization Triggered?                                                               Yes           No

         1. Breach of covenants or agreements made in the PSA and uncured for 45 days                                X

         2. Breach of any rep. or warranty made in the PSA, TSA, Indent. or Supp. and uncured for 60                 X

         3. Bankruptcy, insolvency or receivership of FMCC, FCFMOTA or Ford                                          X

         4. FCARC is an investment company within the meaning of the ICA of 1940                                     X

         5. Failure of FCARC to convey Receivables pursuant to the PSA                                               X

         6. Available Subordinated Amount has been reduced to less than the Required Subordinated                    X
         Amount
         7. Servicer default or an event of default with respect to the outstanding notes has occured                X

         8. Average monthly payment rate for past three periods is less than 21%                                     X

         9. Excess funding acct. bal. exeeds 30% of outstanding series adj. inv. amts. for three                     X
         periods
         10. Interest rate swap is terminated in accordance with its terms or rating is downgraded                   X

         11. Outstanding principal amount of the certificates is not repaid by the expected payment                  X
         date





                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              11/30/01
         Distribution Date                                                                                      12/17/01


         Principal Receivables                                                                               Trust Total
         ---------------------                                                                               -----------

          Beginning Principal Receivables                                                              $9,724,757,088.70
           Current Floating Allocation Percentage                                                          100.00000000%

         Total Adjusted Principal Collections                                                          $5,670,799,597.20
           Payment Rate                                                                                           58.31%
           Principal Collections                                                                       $4,982,658,758.44
           Principal Collection Adjustments                                                              $681,277,467.50
           Principal Collections for Status Dealer Acounts                                                 $6,863,371.26
         Principal Reduction - Removed Accts                                                                       $0.00

         Principal Default Amounts                                                                                 $0.00
           As a Percentage of Collections                                                                    0.00000000%

         Aggregate New Principal Receivables                                                           $5,269,510,396.20

         Ending Principal Receivables                                                                  $9,323,467,887.70
           New Floating Allocation Percentage                                                                    100.00%

         Interest Collections                                                                                Trust Total
         --------------------                                                                                -----------

         Total Interest Collections                                                                       $64,697,219.57
           Interest Collections                                                                           $64,631,584.46
           Interest Collections for Status Dealer Accounts                                                    $65,635.11
           Recoveries on Receivables Written Off                                                                   $0.00

         Monthly Yield                                                                                             7.98%

         Used Vehicles Principal Receivables Balance                                                     $350,969,778.07
           Used Vehicles Principal Receivables Percentage                                                          3.76%


          Status Dealer Accounts                                                                              Trust Total
          ----------------------                                                                              -----------

          Beginning Balance                                                                                $16,459,769.69
            Principal Collections                                                                           $6,863,371.26
            Principal Write Offs                                                                                    $0.00
            Interest Collections                                                                               $65,635.11
          Ending Balance                                                                                    $9,596,398.43






                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              11/30/01
         Distribution Date                                                                                      12/17/01


          Subordination and Participation                                                                     Trust Total
          -------------------------------                                                                     -----------

         Incremental Subordinated Amount                                                                  $105,870,591.12
            Dealer Overconcentration Amount                                                               $105,827,742.82
            Manuf. Overconcentration Amount                                                                         $0.00
            Primus Overconcentration Amount                                                                         $0.00
            Installment Balance Amount                                                                              $0.00
            Other Ineligible Amounts                                                                           $42,848.30
          Available Subordinated Amount                                                                   $410,870,591.12
          Required Subordinated Amount                                                                    $410,870,591.12

          Required Participation 4.00%                                                                    $200,000,000.00
          Required Participation and Subordinated Amount                                                  $610,870,591.12

          Current Participation Amount                                                                  $4,323,467,887.70
            Current Participation Percentage                                                                      707.76%
          Current Participation Shortfall                                                                           $0.00

          Available Seller Collections                                                                  $2,786,581,378.09
          Subordinated Draw Amount                                                                                  $0.00
          Reserve Fund Deposit                                                                                      $0.00
          Available Seller Collections to FCAR LLC                                                      $2,786,581,378.09
          AutoNation Receivables as a % of Total Pool Balance                                                       4.66%





                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              11/30/01
         Distribution Date                                                                                      12/17/01


         Series Allocations                                                                                     2001 - 1
         ------------------                                                                                     --------

         Certificates                                                                                  $3,000,000,000.00
           Current Floating Allocation Percentage                                                           30.84910000%
         Total Adjusted Principal Collections                                                          $1,749,390,638.54
         Principal Default Amounts                                                                                 $0.00
         Total Interest Collections                                                                       $19,958,509.96


         Source and Use of Funds                                                                                2001 - 1
         -----------------------                                                                                --------

          Investor Interest Funding Account Balance                                                       $19,958,509.96
           Investment and Net Swap Proceeds Class A                                                          $567,991.11
           Investment and Net Swap Proceeds Class B                                                           $41,595.56
           Reserve Fund Balance                                                                           $10,500,000.00
         Total Investor Collections and Reserve Fund                                                      $31,068,096.63

           Certificates Outstanding Class A                                                            $2,904,500,000.00
           Certificates Outstanding Class B                                                               $95,500,000.00
           Certificate Rate Class A                                                                              2.1700%
           Certificate Rate Class B                                                                              2.4400%
           Days in Interest Period                                                                                   32
         Current Interest Due Class A                                                                      $5,602,457.78
         Current Interest Due Class B                                                                        $207,128.89
         Net Trust Swap Receipts Not Required To Be Paid Class A                                                   $0.00
         Net Trust Swap Receipts Not Required To Be Paid Class B                                                   $0.00
         Prior Month's Swap Receipts Payable This Month Class A                                                    $0.00
         Prior Month's Swap Receipts Payable This Month Class B                                                    $0.00
         Current Interest Paid Class A                                                                     $5,602,457.78
         Current Interest Paid Class B                                                                       $207,128.89
         Current Interest Shortfall Class A                                                                        $0.00
         Current Interest Shortfall Class B                                                                        $0.00

         Additional Interest Due Class A                                                                           $0.00
         Additional Interest Due Class B                                                                           $0.00
         Additional Interest Paid Class A                                                                          $0.00
         Additional Interest Paid Class B                                                                          $0.00
         Additional Interest Shortfall Class A                                                                     $0.00
         Additional Interest Shortfall Class B                                                                     $0.00

         Deferred Interest Due Class A                                                                             $0.00
         Deferred Interest Due Class B                                                                             $0.00
         Deferred Interest Paid Class A                                                                            $0.00
         Deferred Interest Paid Class B                                                                            $0.00
         Deferred Interest Shortfall Class A                                                                       $0.00
         Deferred Interest Shortfall Class B                                                                       $0.00




                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              11/30/01
         Distribution Date                                                                                      12/17/01


         Servicing Fees Due FMCC 1.00%                                                                     $2,500,000.00

         Servicing Fees Shortfall                                                                                  $0.00

         Deferred Servicing Fees Due FMCC                                                                          $0.00
         Deferred Servicing Fees Paid                                                                              $0.00
         Deferred Servicing Fees Shortfall                                                                         $0.00

         Reserve Fund Required Amount                                                                     $10,500,000.00
         Reserve Fund Deposit (Draw) Amount                                                                        $0.00

         Current Investor Default Amount Due Class A                                                               $0.00
         Current Investor Default Amount Due Class B                                                               $0.00
         Current Investor Default Amount Paid Class A                                                              $0.00
         Current Investor Default Amount Paid Class B                                                              $0.00
         Current Investor Default Amount Shortfall Class A                                                         $0.00
         Current Investor Default Amount Shortfall Class B                                                         $0.00

         Deferred Default Amount Due Class A                                                                       $0.00
         Deferred Default Amount Due Class B                                                                       $0.00
         Deferred Investor  Default Amount Paid Class A                                                            $0.00
         Deferred Investor  Default Amount Paid Class B                                                            $0.00
         Deferred Investor Default Amount Shortfall Class A                                                        $0.00
         Deferred Investor Default Amount Shortfall Class B                                                        $0.00

         Accumulation Reserve Account Deposit                                                                      $0.00
         Asset Composition Premium                                                                                 $0.00
         Transferor's Interest Remitted                                                                   $12,258,509.96



         Subordination and                                                                                       2001 - 1
         ------------------                                                                                      --------
         Participation
         -------------

         Incremental Subordinated Amount                                                                    $63,522,354.67
         Available Subordinated Amount                                                                     $246,522,354.67
         Required Subordinated Amount                                                                      $246,522,354.67

         Required Participation 4.00%                                                                      $120,000,000.00
         Required Participation and Subordinated Amount                                                    $366,522,354.67

         Subordinated Draw Amount                                                                                    $0.00
         Reserve Fund Deposit                                                                                        $0.00

         Reserve Fund Balance                                                                               $10,500,000.00

         BOP Accumulation Reserve Account Balance                                                                    $0.00
         Less Accumulation Reserve Account Draws                                                                     $0.00
         Plus Accumulation Reserve Account Deposits                                                                  $0.00
         EOP Accumulation Reserve Account Balance                                                                    $0.00

         Controlled Distribution Amount                                                                              $0.00
         Principal Funding Account Balance                                                                           $0.00
         Excess Funding Account Balance                                                                              $0.00
         Principal Payment Amount                                                                                    $0.00
         Pool Factor                                                                                     100.000000000000%
         Servicing Fees Paid                                                                                 $2,500,000.00




                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              11/30/01
         Distribution Date                                                                                      12/17/01


         Interest Payment Date?                                                                                       YES
         Interest Payment Amount Due                                                                         $5,809,586.67
         Interest Payment Amount Paid                                                                        $5,809,586.67
         Interest Payment Amount Shortfall                                                                           $0.00


         Distribution to Holders of Certificates (per $1,000                                                      2001 - 1
         denomination certificate)                                                                                --------


         Total Amount Distributed                                                                                    $2.00
         Total Amount Allocable to Principal                                                                         $0.00
         Total Amount Allocable to Interest                                                                          $2.00





                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              11/30/01
         Distribution Date                                                                                      12/17/01


         Series Allocations                                                                                     2001 - 2
         ------------------                                                                                     --------

         Certificates                                                                                  $2,000,000,000.00
           Current Floating Allocation Percentage                                                           20.56607000%
         Total Adjusted Principal Collections                                                          $1,166,260,614.72
         Principal Default Amounts                                                                                 $0.00
         Total Interest Collections                                                                       $13,305,675.46


         Source and Use of Funds                                                                                2001 - 2
         -----------------------                                                                                --------

           Investor Interest Funding Account Balance                                                      $13,305,675.46
           Investment and Net Swap Proceeds Class A                                                          $464,721.60
           Investment and Net Swap Proceeds Class B                                                           $30,556.80
           Reserve Fund Balance                                                                            $7,000,000.00
         Total Investor Collections and Reserve Fund                                                      $20,800,953.86

           Certificates Outstanding Class A                                                            $1,936,340,000.00
           Certificates Outstanding Class B                                                               $63,660,000.00
           Certificate Rate Class A                                                                              2.2200%
           Certificate Rate Class B                                                                              2.4900%
           Days in Interest Period                                                                                   32
         Current Interest Due Class A                                                                      $3,821,044.27
         Current Interest Due Class B                                                                        $140,900.80
         Net Trust Swap Receipts Not Required To Be Paid Class A                                                   $0.00
         Net Trust Swap Receipts Not Required To Be Paid Class B                                                   $0.00
         Prior Month's Swap Receipts Payable This Month Class A                                                    $0.00
         Prior Month's Swap Receipts Payable This Month Class B                                                    $0.00
         Current Interest Paid Class A                                                                     $3,821,044.27
         Current Interest Paid Class B                                                                       $140,900.80
         Current Interest Shortfall Class A                                                                        $0.00
         Current Interest Shortfall Class B                                                                        $0.00

         Additional Interest Due Class A                                                                           $0.00
         Additional Interest Due Class B                                                                           $0.00
         Additional Interest Paid Class A                                                                          $0.00
         Additional Interest Paid Class B                                                                          $0.00
         Additional Interest Shortfall Class A                                                                     $0.00
         Additional Interest Shortfall Class B                                                                     $0.00

         Deferred Interest Due Class A                                                                             $0.00
         Deferred Interest Due Class B                                                                             $0.00
         Deferred Interest Paid Class A                                                                            $0.00
         Deferred Interest Paid Class B                                                                            $0.00
         Deferred Interest Shortfall Class A                                                                       $0.00
         Deferred Interest Shortfall Class A                                                                       $0.00




                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              11/30/01
         Distribution Date                                                                                      12/17/01


         Servicing Fees Due FMCC 1.00%                                                                     $1,666,666.67

         Servicing Fees Shortfall                                                                                  $0.00

         Deferred Servicing Fees Due FMCC                                                                          $0.00
         Deferred Servicing Fees Paid                                                                              $0.00
         Deferred Servicing Fees Shortfall                                                                         $0.00

         Reserve Fund Required Amount Class A                                                              $7,000,000.00
         Reserve Fund Deposit (Draw) Amount Class A                                                                $0.00

         Current Investor Default Amount Due Class A                                                               $0.00
         Current Investor Default Amount Due Class B                                                               $0.00
         Current Investor Default Amount Paid Class A                                                              $0.00
         Current Investor Default Amount Paid Class B                                                              $0.00
         Current Investor Default Amount Shortfall Class A                                                         $0.00
         Current Investor Default Amount Shortfall Class B                                                         $0.00

         Deferred Default Amount Due Class A                                                                       $0.00
         Deferred Default Amount Due Class B                                                                       $0.00
         Deferred Investor  Default Amount Paid Class A                                                            $0.00
         Deferred Investor  Default Amount Paid Class B                                                            $0.00
         Deferred Investor Default Amount Shortfall Class A                                                        $0.00
         Deferred Investor Default Amount Shortfall Class B                                                        $0.00

         Accumulation Reserve Account Deposit                                                                      $0.00
         Asset Composition Premium                                                                                 $0.00
         Transferor's Interest Remitted                                                                    $8,172,342.12





         Subordination and                                                                                       2001 - 2
         ------------------                                                                                      --------
         Participation
         -------------

         Incremental Subordinated Amount                                                                    $42,348,236.45
         Available Subordinated Amount                                                                     $164,348,236.45
         Required Subordinated Amount                                                                      $164,348,236.45

         Required Participation 4.00%                                                                       $80,000,000.00
         Required Participation and Subordinated Amount                                                    $244,348,236.45

         Subordinated Draw Amount                                                                                    $0.00
         Reserve Fund Deposit                                                                                        $0.00

         Reserve Fund Balance                                                                                $7,000,000.00

         BOP Accumulation Reserve Account Balance                                                                    $0.00
         Less Accumulation Reserve Account Draws                                                                     $0.00
         Plus Accumulation Reserve Account Deposits                                                                  $0.00
         EOP Accumulation Reserve Account Balance                                                                    $0.00

         Controlled Distribution Amount                                                                              $0.00
         Principal Funding Account Balance                                                                           $0.00
         Excess Funding Account Balance                                                                              $0.00
         Principal Payment Amount                                                                                    $0.00
         Pool Factor                                                                                     100.000000000000%
         Servicing Fees Paid                                                                                 $1,666,666.67







                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              11/30/01
         Distribution Date                                                                                      12/17/01


         Interest Payment Date?                                                                                       YES
         Interest Payment Amount Due                                                                         $3,961,945.07
         Interest Payment Amount Paid                                                                        $3,961,945.07
         Interest Payment Amount Shortfall                                                                           $0.00


         Distribution to Holders of Certificates (per $1,000                                                      2001 - 2
         denomination certificate)                                                                                --------


         Total Amount Distributed                                                                                    $2.05
         Total Amount Allocable to Principal                                                                         $0.00
         Total Amount Allocable to Interest                                                                          $2.05



